Exhibit (10)(a)(vii)

                              AMENDED AND RESTATED
                             SUBORDINATION AGREEMENT

      This Amended and Restated Subordination Agreement ("Agreement") is entered into as of the 30th day of October, 1996, by and between HRM Holdings Corp., a Delaware corporation ("Creditor"), having a business address at 15 Gilpin Avenue, Hauppauge, New York 11788 and American National Bank and Trust Company of Chicago (the "Lender"), having a business address at 33 North LaSalle Street, Chicago, Illinois 60690.

                              W I T N E S S E T H:

      WHEREAS, Creditor previously entered into that certain Subordination Agreement dated as of September 20, 1993 with the Lender (the "Original Subordination Agreement");

      WHEREAS, Creditor has made a loan to the Borrower in the amount of $1,639,000, which loan is evidenced by that certain Note dated September 20, 1993 in the principal amount of $1,639,000 (the "Subordinated Note");

      WHEREAS, Creditor and Hauppauge Record Manufacturing Ltd., a New York corporation (the "Borrower"), desire that the Lender enter into that certain Amended and Restated Loan and Security Agreement dated as of October 30, 1996 between Borrower and the Lender (as amended, modified or supplemented from time to time, the "Loan Agreement"); and

      WHEREAS, the Lender is willing to enter into the Loan Agreement on the condition that, among other things, Creditor amend and restate the Original Subordination Agreement pursuant to this Agreement;

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Creditor, the Creditor hereby agrees with the Lender that, effective as of the "Effective Time" (as such term is defined in the Loan Agreement), the Original Subordination Agreement is amended and restated in its entirety as follows:

      1. Standby; Subordination; Subrogation. The "Subordinated Claims" (as defined below) are hereby subordinated to the "Obligations" (as defined hereinafter) in all respects, and the Creditor will not, without the prior written consent of the Lender, ask, demand, sue for, take or receive from the Borrower, by setoff or in any other manner, the whole or any part of any monies which may now or hereafter be owing by the Borrower, or any successor or assign of the Borrower, including, without limitation, a receiver, trustee or debtor in possession, to the Creditor (including, without limitation, any amounts owing by the Borrower pursuant to the Subordinated Note or arising by right of subrogation as a result of any payment made under the "Holdings Guaranty" (as such term is defined in the Loan Agreement)) or be owing by any other person, firm, partnership, corporation or entity to the Creditor for the benefit of the Borrower (whether such amounts represent principal or interest, or obligations which are due or not due, direct or indirect, absolute or contingent, or which arise by right of subrogation due to reimbursement obligations or otherwise), including, without limitation, the taking of any negotiable instruments evidencing such amounts (all such indebtedness, obligations and liabilities, being hereinafter referred to as the "Subordinated Claims"), nor any security for any of the foregoing, unless and until all obligations, liabilities, and indebtedness (including, without limitation, interest that would accrue during the pendency of a proceeding under Title 11 of the United States Bankruptcy Code, 11 U.S.C. ss. 101 et. seq., on any obligations owing by the Borrower to the Lender but for the pendency of such proceeding) of the Borrower to the Lender, whether now existing or hereafter arising directly between the Borrower and the Lender or acquired outright, conditionally or as collateral security from another by the Lender, shall have been fully paid and satisfied (all such obligations, indebtedness and liabilities of the Borrower to the Lender including without limitation the "Liabilities" (as such term is defined in the Loan Agreement), are hereinafter referred to as the "Obligations") and all financing arrangements between the Borrower and the Lender have been terminated. All liens and security interests of the Creditor, whether now or hereafter arising and howsoever existing, in any assets of the Borrower or any assets securing the Obligations shall be and hereby are subordinated in all respects to the rights and interests of the Lender in those assets; the Creditor shall have no right to possession of any such assets or to foreclose upon any such assets, whether by judicial action or otherwise, unless and until all of the Obligations shall have been fully paid and satisfied and all financing arrangements between the Borrower and the Lender have been terminated. In the event, at the request of the Borrower, the Lender releases any of its security for the Obligations which constitute part or all of the security for the Subordinated Claims, the Creditor shall thereupon execute and deliver to the Borrower such termination statements and releases as the Lender shall request to release the Creditor's security interest in or lien against such property of the Borrower. The Creditor acknowledges and agrees that, to the extent the terms and provisions of this Agreement are inconsistent with the Subordinated Note, the Subordinated Note shall be deemed to be subject to this Agreement. The priorities set forth herein shall apply notwithstanding any agreement or understanding between the Creditor and the Borroweiling or renewal of any financing statement or mortgage, the time of attachment of any security interest, or any other priority provided by law or by any other agreement. The term "security interest" as used herein shall mean any security interest, lien, claim or encumbrance.

      2. No Permitted Actions. The Creditor, prior to the payment in full of the Obligations and the termination of all financing arrangements between the Borrower and the Lender, agrees to refrain in all aspects from enforcing any right to payment on any obligation to Creditor from Borrower, or to otherwise take any action against the Borrower or any of its property or any collateral securing any of Borrower's obligations to Creditor, without the Lender's prior written consent. Creditor further agrees that the Subordinated Note may not be modified, supplemented or amended without the Lender's prior written consent.

      3. Subordinated Claims Owed Only to the Creditor. The Creditor represents and warrants that the Creditor has not previously assigned any interest in the Subordinated Claims or any security interest in connection therewith, that no other party owns an interest in the Subordinated Claims or security therefor other than the Creditor (whether as joint holders of the Subordinated Claims, participants or otherwise) and that the entire Subordinated Claims is owing only to the Creditor and covenants that the entire Subordinated Claims shall continue to be owing only to the Creditor and all security therefor shall continue to be held solely for the benefit of the Creditor.

      4. Lender Priority; Grant of Authority to the Lender. In the event of any distribution, division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Borrower or the proceeds thereof to the creditors of the Borrower or readjustment of the obligations and Subordinated Claims of the Borrower, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any part of the Subordinated Claims, or the application of the assets of the Borrower to the payment or liquidation thereof, or upon the dissolution or other winding up of the Borrower's business, or upon the sale of all or substantially all of the Borrower's assets, then, and in any such event,
(i) the Lender shall be entitled to receive payment in full of any and all of the Obligations then owing prior to the payment of all or any part of the Subordinated Claims, and (ii) any payment or distribution of any kind or character, whether in cash, securities or other property, which shall be payable or deliverable upon or with respect to any or all of the Subordinated Claims shall be paid or delivered directly to the Lender for application on any of the Obligations, due or not due, until such Obligations shall have first been fully paid and satisfied. In order to enable the Lender to enforce its rights hereunder in any of the aforesaid actions or proceedings, the Lender is hereby irrevocably authorized and empowered, in its discretion, to make and present for and on behalf of the Creditor such proofs of claims against the Borrower on account of the Subordinated Claims as the Lender may deem expedient or proper and to vote such proofs of claims in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply the same on ans. The Creditor irrevocably authorizes and empowers the Lender to demand, sue for, collect and receive each of the aforesaid payments and distributions and give acquittance therefor and to file claims and take such other actions, in the Lender's own name or in the name of the Creditor or otherwise, as the Lender may deem necessary or advisable for the enforcement of this Agreement; the Creditor will execute and deliver to the Lender such powers of attorney, assignments and other instruments or documents, including notes and stock certificates (together with such assignments or endorsements as the Lender shall deem necessary), as may be requested by the Lender in order to enable the Lender to enforce any and all claims upon or with respect to any or all of the Subordinated Claims and to collect and receive any and all payments and distributions which may be payable or deliverable at any time upon or with respect to the Subordinated Claims, all for the Lender's own benefit. Following payment in full of the Obligations and termination of all financing arrangements between the Borrower and the Lender, the Lender will remit to the Creditor, to the extent of its interest therein and to the extent permitted by law, all dividends or other payments or distributions paid to and held by the Lender in excess of the Obligations to the extent Creditor has made any payment to Lender.

      5. Payments Received by the Creditor. Should any payment or distribution or security or instrument or proceeds thereof be received by the Creditor upon or with respect to the Subordinated Claims or any other obligations of the Borrower to the Creditor prior to the satisfaction of all of the Obligations and termination of all financing arrangements between the Borrower and the Lender in violation of the terms of this Agreement, the Creditor shall receive and hold the same in trust, as trustee, for the benefit of the Lender and shall forthwith deliver the same to the Lender in precisely the form received (except for the endorsement or assignment of the Creditor where necessary), for application on any of the Obligations, due or not due, and, until so delivered, the same shall be held in trust by the Creditor as the property of the Lender. In the event of the failure of the Creditor to make any such endorsement or assignment to the Lender, the Lender or any of its officers or employees, is hereby irrevocably authorized to make the same.

      6. Instrument Legend. Any instrument evidencing or relating to any of the Subordinated Claims (including without limitation the Subordinated Note and any UCC financing statements), or any portion thereof, will, on or before the date hereof, be inscribed with a legend conspicuously indicating that payment thereof is subordinated to the claims of the Lender pursuant to the terms of this Agreement, and (i) a copy thereof will be delivered to the Lender on the date hereof and (ii) the original of any such instrument will be immediately delivered to the Lender upon request therefor. Any instrument evidencing or relating to any of the Subordinated Claims, or any portion thereof, which is hereafter executed by the Borrower, will, on the date thereof, be inscribed with the aforesaid legend and a copy thereof will be delivered to the Lender on the date of its execution or within five (5) business days thereafter and the original thereof will be delivered as and when described hereinabove.

      7. Reimbursements and Borrowings from the Borrower; Assignment of Claims. The Creditor agrees that, except to the extent permitted in the Loan Agreement, until the Obligations have been paid in full and satisfied and all financing arrangements between the Borrower and the Lender have been terminated, the Creditor will not, directly or indirectly, accept or receive the benefit of any compensation (including salary, bonuses and other forms of compensation) from or on behalf of the Borrower. The Creditor further agrees that it will not assign or transfer to others any claim the Creditor has or may have against the Borrower. Notwithstanding the foregoing or anything else herein to the contrary, Creditor may receive and retain the dividends permitted by subsection 8.8 of the Loan Agreement and other payments from Borrower, in each case as and to the extent permitted in the Loan Agreement, provided that Creditor may not take any action against the Borrower with respect thereto.

      8. Continuing Nature of Subordination. This Agreement shall be effective and may not be terminated or otherwise revoked by the Creditor until the Obligations shall have been fully discharged and all financing arrangements between the Borrower and the Lender have been terminated. In the event the Creditor shall have any right under applicable law to otherwise terminate or revoke this Agreement, such termination or revocation shall not be effective until two days after written notice of such termination or revocation, signed by the Creditor, is actually received by the Lender at the address indicated for the Lender in the first paragraph hereof. In the absence of the circumstances described in the immediately preceding sentence, this is a continuing agreement of subordination and the Lender may continue, at any time and without notice to the Creditor, to extend credit or other financial accommodations and loan monies to or for the benefit of the Borrower on the faith hereof. Any termination or revocation described hereinabove shall not affect this Agreement in relation to (a) any of the Obligations which arose prior to receipt thereof or (b) any of the Obligations created after receipt thereof, if such Obligations were incurred either through readvances by the Lender pursuant to its financing arrangements with the Borrower, and/or for the purpose of protecting any collateral, including, but not limited to, all protective advances, costs, expenses, and attorneys' and paralegals' fees, whensoever made, advanced or incurred by the Lender in connection with the Obligations. If, in reliance on this Agreement, the Lender makes loans or other advances to or for the benefit of the Borrower or takes other action under the Loan Agreement after such aforesaid termination or revocation by the Creditor but prior to the receipt by the Lender of said written notice as set forth above, the rights of the Lender shall be the same as if such termination or revocation had not occurred; and, in any editor hereunder shall be affected pursuant to this Section by the death, incapacity or written revocation of the Creditor or any other subordinator, pledgor, endorser, or guarantor, if any.

      9. Additional Agreements. The Lender, at any time and from time to time, either before or after any such aforesaid notice of termination or revocation, may enter into such agreement or agreements with the Borrower or others as the Lender may deem proper, extending the time of payment of or renewing or otherwise altering the terms of all or any of the Obligations or affecting the security underlying, or any guaranty of, any or all of the Obligations, and may exchange, sell, release, surrender or otherwise deal with any such security, without in any way thereby impairing or affecting this Agreement.

      10. Creditor's Waivers. All of the Obligations shall be deemed to have been made or incurred in reliance upon this Agreement. The Creditor expressly waives all notice of the acceptance by the Lender of the subordination and other provisions of this Agreement and all other notices not specifically required pursuant to the terms of this Agreement whatsoever, and the Creditor expressly waives reliance by the Lender upon the subordination and other agreements as herein provided. The Creditor agrees that the Lender has made no warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the Loan Agreement, or the collectibility of the Obligations, that the Lender shall be entitled to manage and supervise its loans to the Borrower in accordance with applicable law and its usual practices, modified from time to time as it deems appropriate under the circumstances, without regard to the existence of any rights that the Creditor may now or hereafter have in or to any of the assets of the Borrower, and that the Lender shall have no liability to the Creditor for, and the Creditor waives any claim which the Creditor may now or hereafter have against, the Lender arising out of (i) any and all actions which the Lender takes or omits to take (including, without limitation, actions with respect to the creation, perfection or continuation of liens or security interests in the "Collateral" (as such term is defined in the Loan Agreement) and other security for the Obligations, actions with respect to the occurrence of any default, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the Obligations from any account debtor, guarantor or any other party) with respect to the Loan Agreement or any other agreement related thereto or to the collection of the Obligations or the valuation, use, protection or release of the Collateral and/or other security for the Obligations, (ii) the Lender's election, in any proceeding (a "Bankruptcy Proceeding") instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. ss. 101 et seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or (iii) any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by the Borrower, as debtor in possession. Creditor agrees not to assert any right it may have to "adequate protection" of its interest in any property of Borrower in any Bankruptcy Proceeding.

      11. Waivers. No waiver shall be deemed to be made by the Lender of any rights hereunder, unless the same shall be in writing signed on behalf of the Lender, and each waiver, if any, shall be a waiver only with respect to the matter expressly specified therein and shall in no way impair the rights of the Lender or the obligations of the Creditor to the Lender in any other respect at any other time.

      12. Information Concerning Financial Condition of the Borrower. The Creditor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower, any and all endorsers and any and all guarantors of the Obligations and Subordinated Claims and of all other circumstances bearing upon the risk of nonpayment of the Obligations and/or Subordinated Claims that diligent inquiry would reveal, and the Creditor hereby agrees that the Lender shall have no duty to advise the Creditor of information known to it regarding such condition or any such circumstances. In the event the Lender, in its sole discretion, undertakes, at any time or from time to time, to provide any such information to the Creditor, the Lender shall be under no obligation (i) to provide any such information to the Creditor on any subsequent occasion or (ii) to undertake any investigation and shall be under no obligation to disclose any information which the Lender wishes to maintain confidential. The Creditor hereby agrees that all payments received by the Lender may be applied, reversed, and reapplied, in whole or in part, to any of the Obligations, as the Lender, in its sole discretion, deems appropriate and assents to any extension or postponement of the time of payment of the Obligations or to any other indulgence with respect thereto, to any substitution, exchange or release of collateral which may at any time secure the Obligations and to the addition or release of any other party or person primarily or secondarily liable therefor.

      13. No Offset. In the event the Creditor at any time purchases goods or services from the Borrower, the Creditor hereby irrevocably agrees that it shall pay for such goods or services in cash or cash equivalents in accordance with the terms of such purchases and shall not deduct from or setoff against any amounts billed to the Creditor by the Borrower in connection with such purchases any amounts the Creditor claims are due to it with respect to the Subordinated Claims.

      14. CONSENT TO JURISDICTION; WAIVERS. THE CREDITOR CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN COOK COUNTY, ILLINOIS, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE BE MADE BY REGISTERED MAIL DIRECTED TO THE CREDITOR AT THE ADDRESS STATED IN THE INITIAL PARAGRAPH OF THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID. THE CREDITOR WAIVES TRIAL BY JURY, ANY OBJECTION BASED UPON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER. NOTHING IN THIS SECTION 14 SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE CREDITOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

      15. Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made in Chicago, Illinois, and shall be interpreted, and the rights and obligations of the parties hereto determined, in accordance with the laws and decisions of the State of Illinois, shall be immediately binding upon the Creditor and its personal representatives, heirs, successors and assigns, and shall inure to the benefit of the successors and assigns of the Lender. References herein to Lender shall be deemed to refer to Lender and its successors and assigns. Creditor shall enter into an agreement in the form of this Agreement with any successor lender to Lender, but mutatis mutandis. Except as provided above in this Section 15 as to successors and assigns of the Lender, this Agreement is not intended to and shall not create rights in favor of any third party (including without limitation, the Borrower).

      16. Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

      17. Authority. The Creditor hereby certifies that it has all necessary authority to grant the subordination evidenced hereby and execute this Agreement.

      18. Counterparts. This Subordination Agreement may be executed and accepted in any number of counterparts each of which shall be an original with the same effect as if the signatures thereto and hereto were on the same instrument. The delivery of an executed counterpart of a signature page to this Subordination Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Subordination Agreement.

      19. Effectiveness. This Agreement shall become effective at the "Effective Time" (as such term is defined in the Loan Agreement).

      20. Amendment and Restatement. The Original Subordination Agreement is amended and restated in its entirety in the form hereof as of the effectiveness of this Agreement; provided, however, that any representations and warranties made by Creditor to Lender shall survive the execution and delivery hereof.

           IN WITNESS WHEREOF, this instrument has been duly signed as of the date first above written.

                               HRM HOLDINGS CORP.


                                    By: /s/ George Fishman
                                       --------------------------------
                                    Title: Chief Executive Officer
                                          -----------------------------

Acknowledged and accepted in
Chicago, Illinois as of the date
first above written:

AMERICAN NATIONAL BANK AND
  TRUST COMPANY OF CHICAGO


By: /s/ Catherine Saccany
   ------------------------------
Title:  Vice President
      ---------------------------

1 Hauppauge Record Manufacturing, Ltd., a New York corporation, hereby accepts, and acknowledges receipt of a copy of, the foregoing Subordination Agreement and agrees that it will not pay any of the "Subordinated Claims" (as defined in the foregoing Subordination Agreement) or grant any security therefor except to the extent expressly permitted by the terms of such Subordination Agreement. In the event of a breach of any of the provisions herein or of the foregoing Subordination Agreement, all of the "Obligations" (as defined in the foregoing Subordination Agreement) shall, without presentment, demand, protest or notice of any kind, become immediately due and payable, unless the Lender shall otherwise elect in writing.

Dated:  October 30, 1996

                               Hauppauge Record Manufacturing Ltd.


                             By: /s/ George Fishman
                                -------------------------------
                             Its: Chief Financial Officer
                                 ------------------------------


Attest:


By: /s/ Charles Kavanagh
   ----------------------------
    Vice President-Finance
   ----------------------------
    and Treasurer
   ----------------------------

(AFFIX CORPORATE SEAL)